UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On August 8, 2006, upon the nomination by Quorum Secured Equity Trust (the “Trust”), a trust established by Quorum Group of Companies (“Quorum”), Ms. Wanda Dorosz was appointed to the Board of Directors (the “Board”) of Visiphor Corporation (the “Company”) to serve as a director until the Company’s 2007 annual meeting of shareholders.  Ms. Dorosz was appointed pursuant to the terms of the Company’s 8% convertible secured debenture executed in favor of the Trust, as discussed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2006 (the “July 20 Form 8-K”)and as incorporated by reference herein.  Ms. Dorosz will serve on the Company’s Compensation Committee.

Ms. Dorosz is a founder and the Chairman and Chief Executive Officer of Quorum, which operates out of Toronto, New York and Bermuda.  As discussed in the July 20 Form 8-K, the Company completed a private placement with the Trust, the details of which are disclosed in such Form 8-K.  Otherwise, Ms. Dorosz does not have a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

Item 7.01

Regulation FD Disclosure

Attached as Exhibit 99.2 to this report is a press release dated August 15, 2006.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated August 14, 2006

99.2

Press Release dated August 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIPHOR CORPORATION

Date: August 16, 2006

By:

/s/ Wayne Smith

Wayne Smith

Chief Financial Officer &

Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated August 14, 2006

99.2

Press Release dated August 15, 2006

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR APPOINTS NEW DIRECTOR TO BOARD

VANCOUVER, CANADA, August 14, 2006 – Visiphor Corporation (“Visiphor” or the “Corporation”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) is pleased to announce that Ms. Wanda Dorosz has been appointed to the board of directors.  Ms. Dorosz is a founder and the Chairman and CEO of Quorum Group of Companies (“Quorum”) which operate out of Toronto, New York and Bermuda. Quorum is a North American-based funds manager with extensive experience in both expansion-capital investing and real estate funds management, and has managed over $350 million since 1987.

From 1976 until 1987 Ms. Dorosz practiced law, specializing in tax and corporate finance issues primarily related to Canadian and U.S. technology companies. She is currently a director of numerous private, public and not-for-profit organizations including Investors Group, York University Schulich Business School Advisory Board, Top 40 Under 40 Board of Directors, Residential Equities Board of Trustees and Advantex Marketing International Inc. Some of her prior directorships include the Residential Equities Board of Trustees, the University of Toronto Governing Council, Toronto Stock Exchange Advisory Council, Abitibi-Price Office Products, Positron Fibre Systems, PC DOCS Group International, Inc., Promis Systems Corporation, Enghouse Systems Limited, National Advisory Board on Science and Technology (NABST), an appointment of the Prime Minister, Director and Executive Committee Member of the Harbourfront Corporation, Anderson Consulting (now Accenture) Canadian Advisory Board, and the Ontario Centre for Microelectronics. She has been a national judge of the Canadian Entrepreneur Program for a number of years.

Ms. Dorosz holds a Bachelor of Education with distinction from the University of Regina and an LLB first Quartile from the University of British Columbia.

Oliver “Buck” Revell, Chairman of the Board of Directors, stated that “Ms. Dorosz brings exceptional knowledge and experience to the Board and will be a very valuable participant in determining the strategic direction of Visiphor and providing oversight to the company. We are pleased to have her joining our team.”

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver “Buck” Revell”
Chairman of the Board, Visiphor Corporation

Investor and Media Inquiries:

Matthew Emery

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 295

E-mail: matthew.emery@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT 99.2

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR GRANTS OPTIONS

VANCOUVER, CANADA, August 15, 2006 – Visiphor Corporation (“Visiphor” or the “Corporation”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces today that as part of its company-wide annual option allocation review it has granted a total of 1,370,000 options to officers and directors of the Company at an exercise price of $0.21 with an expiry date of August 15, 2009. One third of these options will vest immediately, one third will vest one year from the date of grant, and the final third will vest two years from the date of grant, with a hold period until December 15, 2006.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

The Company’s flagship product, referred to as the Briyante Integration Environment (“BIE”), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The Company is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

 “Roy Trivett”
President and CEO, Visiphor Corporation

Investor and Media Inquiries:

Matthew Emery

Capital Markets Associate

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 295

E-mail: matthew.emery@visiphor.com

Rick Peterson

Peterson Capital

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.